Exhibit 10.3(e)
CERTAIN INFORMATION HAS BEEN OMITTED OR REDACTED FROM VERSION OF THIS EXHIBIT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIFTH AMENDMENT TO LEASE AGREEMENT

This FIFTH AMENDMENT TO LEASE AGREEMENT (FIFTH AMENDMENT) is made and entered into on this 11th day of September 2023 by and between 1300 E. ANDERSON LANE, LTD., (LANDLORD), and ARTIVION, INC., successor in interest to CRYOLIFE, INC., successor in interest to ON-X LIFE TECHNOLOGIES, INC. (TENANT).

LANDLORD and TENANT are parties to the original lease agreement (the ORIGINAL LEASE) dated March 2, 2009, for premises described as Building B (Premises) in the 1300 East Anderson Lane Business Park located at 1300 East Anderson Lane, Austin, Texas 78752.

The Lease was amended by First Amendment dated November 15, 2012 in order to add            square feet of office space located in Building C; by Second Amendment dated January 29, 2015 to add and renovate all of Building A, by Third Amendment also dated January 29, 2015 to renovate building B, and renewed by Fourth Amendment dated March 8, 2019 (collectively, the LEASE). By mutual agreement and Tenant’s proper notice to Landlord, Building C expansion, was terminated as of June 30, 2015.  Consequently, Premises now totals            square feet and includes only Building A and B.

The Lease expires on April 30, 2025. Landlord and Tenant wish to amend the Lease prior to term expiration in the following way:

1.RIGHT OF FIRST REFUSAL TO PURCHASE. The Lease contains a Right of First Refusal to Purchase as defined in the Original Lease Addendum #11, which was further amended by the Fourth Amendment to                                          . Landlord and Tenant agree to remove the Right of First Refusal to Purchase in its entirety in exchange for a one-time, single payment from Landlord to Tenant of
                         ($           ) on or before               .

2.LEASE EXTENSION. Tenant is currently in year four (4) of the existing Lease Term. The Lease is extended for an additional five (5) years with annual base rent increases of 2.5%.

~ Year four (4) of the current term expires on April 30, 2024, as outlined below.

YR	TERM	PSF	MONTHLY	YEARLY
4	5/1/2023 – 4/30/2024	$	$	$
5	5/1/2024 – 4/30/2025	$	$	$

~ The additional five (5) year period will begin on May 1, 2025, and expire on April 30, 2030.

YR	TERM	PSF	MONTHLY	YEARLY
1	5/1/2025 – 4/30/2026	$	$	$
2	5/1/2026 – 4/30/2027	$	$	$
3	5/1/2027 – 4/30/2028	$	$	$
4	5/1/2028 – 4/30/2029	$	$	$
5	5/1/2029 – 4/30/2030	$	$	$

3.OPTION TO RENEW. Tenant now has an Option to Renew for an additional three (3) years with annual base rent increases of 2.5%. Tenant must exercise this Option to Renew by giving Landlord written notice on or before            .

YR	TERM	PSF	MONTHLY	YEARLY
1	5/1/2030 – 4/30/2031	$	$	$
2	5/1/2031 – 4/30/2032	$	$	$
3	5/1/2032 – 4/30/2033	$	$	$

4.MISCELLANEOUS.

a.Except as expressly provided in this Fifth Amendment, all of the terms and provisions of the Lease shall remain in full force and effect.

b.Landlord shall provide Tenant with sixty (60) days prior written notice of any proposed transfer, assignment, or sale, in whole or in part, of the Lease and/or the Premises, Building, Land, or Business Park (as defined in the Lease), whether by merger, reorganization, acquisition, stock sale, asset sale, or otherwise (each, a SALE). For the avoidance of doubt, upon such Sale, the Lease shall remain in full force and effect, and the transferee shall be obligated to assume all of the obligations of Landlord under the Lease arising from and after the date of such Sale.

c.This Fifth Amendment is governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws provisions of such State.

d.This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Fifth Amendment delivered by means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy.

LANDLORD: 1300 E. ANDERSON LANE, LTD. /s/ Kat Sparks September 11, 2023	TENANT: ARTIVION, INC. /s/ D. Ashley Lee September 7, 2023
Kat Sparks Date Vice President Sales & Leasing	Signature Date D. Ashley Lee EVP & Chief Financial Officer
PRINT NAME TITLE

ARTIVION, INC.
AMD 5 with LEASE EXTENSION
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